                                                                   EXHIBIT 10.40


                                FIFTH AMENDMENT

                  This Fifth Amendment (this "Amendment") is entered into as of this 29th day of June, 1999 among Waterlink, Inc. (the "Company"), Bank of America National Trust and Savings Association, as Agent (the "Agent"), and the financial institutions from time to time party thereto (the "Banks"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Agreement (as defined below).

                                    RECITALS

                  WHEREAS, the Company, the Agent and the Banks are party to that certain Amended and Restated Credit Agreement, dated as of June 27, 1997 and as amended and restated as of May 19, 1998 (as amended, supplemented, restated or otherwise modified from time to time, the "Agreement");

                  WHEREAS, the Company, the Agent and the Banks wish to enter into certain amendments to the Agreement, each as more fully set forth herein;

                  NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

                  SECTION 1. Amendments.

                  (a) Section 1.01 of the Agreement is hereby amended by inserting the following new definitions in appropriate alphabetical order:

                           "Blocked Amount" shall mean (i) at any time on and
after the Compliance Date, zero and (ii) at any other time, an amount equal to the sum of (x) $3,127,987.98 plus (y) an amount equal to the sum of (a) on the date of expiration, the amount of each Letter of Credit to expire after June 29, 1999 minus (b) on the date of issuance, the amount of each Letter of Credit issued after June 29, 1999 (provided, that the amount resulting pursuant to this clause (b) shall not at any time exceed the amount resulting pursuant to the immediately preceding clause (a)); provided, however, that the Company shall be permitted to utilize, and the amount of the Blocked Amount shall be reduced, to the extent that, and in the amount supported thereby, the Company delivers to the Banks the Brantley Guaranty and/or any other guaranty acceptable to the Agent and the Majority Banks.

                           "Brantley Guaranty" shall mean the guaranty to be
issued by Brantley Venture Partners III, L.P. in support, inter alia, of the Obligations attributable to the Blocked Amount.

                           "Compliance Date" has the meaning provided in the
Fifth Amendment to this Agreement, dated as of June 29, 1999.

                  (b) Section 2.01 of the Agreement is hereby amended by deleting clause (b) contained therein and inserting in lieu thereof the following new clause (b):
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                  "(b) The Revolving Credit. Each Bank severally agrees, on the terms and conditions set forth herein, to make loans to the Company (each such loan, a "Revolving Loan") from time to time on any Business Day during the period from the Special Funding Date to the Revolving Termination Date, in an aggregate amount not to exceed at any time outstanding the amount set forth on
Schedule 2.01 (such amount, as the same may be reduced under Section 2.07, or as a result of one or more assignments under Section 10.08, the Bank's "Revolving Loan Commitment"); provided, however, that, after giving effect to any Borrowing of Revolving Loans (exclusive of Revolving Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Loans), the Effective Amount of all outstanding Revolving Loans, the Effective Amount of all Swing Line loans and the Effective Amount of all L/C Obligations, shall not at any time exceed an amount equal to the combined Revolving Loan Commitments less the Blocked Amount; and provided further, that the Effective Amount of the Revolving Loans of any Bank plus the participation of such Bank in the Effective Amount of all Swing Line Loans and the Effective Amount of all L/C Obligations shall not at any time exceed an amount equal to such Bank's Revolving Loan Commitment less such Bank's Pro Rata Share of the Blocked Amount. Within the limits of each Bank's Revolving Loan Commitment, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01(b), prepay under Section 2.08 and reborrow under this Section 2.01(b)."

                  SECTION 2. Waiver.

                  (a) Notwithstanding the requirements of Sections 8.15, 8.16, 8.17, 8.18 and 8.19 of the Agreement, the Banks hereby waive compliance by the Company with the requirements of said Sections 8.15, 8.16, 8.17, 8.18 and 8.19 of the Agreement; provided, however, that the waiver contained in this Section 2(a) shall be immediately withdrawn on the earlier of (i) the date upon which operating income of the Company, as reported in the monthly financial information package delivered to the Banks no later than the 20th day of each calendar month relating to the immediately preceding calendar month, as of the end of any calendar month commencing July, 1999 is less than $700,000, (ii) so long as no Event of Default has occurred and is continuing at such time, the date upon which the Company is in compliance, or is deemed to be in compliance, with Sections 8.15, 8.16, 8.17, 8.18 and 8.19 of the Agreement (such date, the "Compliance Date") and (iii) October 8, 1999.

                  (b) In consideration of the waiver granted by the Banks pursuant to Section 2(a) of this Amendment, the Company hereby agrees to pay an additional .50% with respect to each Applicable Margin in effect on the date hereof (other than with respect to the Commitment Fee), such additional percentage to be applicable on the date hereof to but excluding the date upon which the Blocked Amount is removed from Section 2.01(b) of the Agreement.

                  SECTION 3. Reference to and Effect Upon the Agreement.

                  (a) Except as specifically amended above, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Bank under the Agreement, nor constitute a waiver of any provision of the Agreement, except as specifically set forth herein.


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Upon the effectiveness of this Amendment, each reference in the Agreement to
"this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Agreement as amended hereby.

                  SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                  SECTION 5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                  SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile transmission), each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                  SECTION 7. Effectiveness. This Amendment shall become effective as of the date first written above upon the delivery of (i) an amendment fee to the Agent (for distribution to the Banks on the basis of each such Bank's Pro Rata Share) in an amount of $50,000, (ii) the executed Brantley Guaranty and (iii) executed signature pages (including by facsimile transmission) to this Amendment signed by the Company and the Majority Banks.

                            [signature pages follow]


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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment by its duly authorized officer as of the date first written above.


                                            WATERLINK, INC.


                                            By: /s/ Michael J. Vantusko
                                                ------------------------------


                                            Title: Chief Financial Officer
                                                   ---------------------------



                                            BANK OF AMERICA NATIONAL TRUST AND
                                            SAVINGS ASSOCIATION, as Agent


                                            By: /s/ Kristine D. Hyde
                                                ------------------------------


                                            Title: Assistant Vice President
                                                   ----------------------------




                                            BANK OF AMERICA NATIONAL TRUST AND
                                     SAVINGS ASSOCIATION, Individually as a Bank


                                            By: /s/ Steve Arentsen
                                                ------------------------------


                                            Title: Senior Vice President
                                                   ---------------------------



                                            COMERICA BANK


                                            By:
                                                ------------------------------



                                            Title:
                                                  ----------------------------




                                       S-1
                              [TO FIFTH AMENDMENT]


                                      -4-
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                                            FIFTH THIRD BANK, CENTRAL OHIO


                                            By: /s/ Stephen S. Brooks
                                                -------------------------------

                                            Title: Vice President
                                                   ----------------------------


                                            HARRIS TRUST AND SAVINGS BANK


                                            By:
                                                -------------------------------

                                            Title:
                                                   ----------------------------


                                            PNC BANK, NATIONAL ASSOCIATION


                                            By: /s/ Joseph G. Moran
                                                -------------------------------

                                            Title: Vice President
                                                   ----------------------------



                                            UNION BANK OF CALIFORNIA, N.A.


                                            By: /s/ A. Pasha Moghaddam
                                                -------------------------------

                                            Title: Vice President
                                                   ----------------------------


                                       S-2
                              [TO FIFTH AMENDMENT]


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